DEXTERITY SURGICAL, INC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2007

INDEX

DEXTERITY SURGICAL, INC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2007

Basis of Presentation

On December 18, 2007, Dexterity Surgical, Inc. ("DEXT") and the Shareholders of Rise and Grow Limited ("Rise & Grow"), (collectively, "Shareholders") closed the transactions contemplated by the Share Exchange Agreement. Pursuant to the Share Exchange Agreement, the Shareholders have agreed to transfer to DEXT and DEXT has agreed to acquire from the Shareholders, all of the Share of Rise & Grow (the "Share"), which Share constitute 100% of the outstanding capital stock of Rise & Grow, in exchange for 26,400,000 shares of DEXT's Common Stock, which shares shall ultimately constitute 66% of the fully diluted outstanding shares of DEXT's Common Stock after the closing of the transactions. This share exchange transaction resulted in those Shareholders obtaining a majority voting interest in DEXT. Generally accepted accounting principles require that the company whose shareholders retain the majority interest in a combined business be treated as the acquirer for accounting purposes, resulting in a reverse acquisition. Accordingly, the share exchange transaction has been accounted for as a recapitalization of DEXT.

The unaudited pro forma condensed consolidated financial statements of DEXT in the opinion of management include all material adjustments directly attributable to the share exchange contemplated by the Agreements. The unaudited pro forma condensed consolidated balance sheet reflects the financial position of the company had the share exchange occurred on July 1, 2007. The unaudited pro forma condensed consolidated statements of income (loss) and comprehensive income (loss) were prepared as if the transactions were consummated on July 1, 2007. These unaudited pro forma condensed consolidated financial statements have been prepared for comparative purposes only and do not purport to be indicative of the results of operations which actually would have resulted had the transaction occurred on the date indicated and are not necessarily indicative of the results that may be expected in the future.

Dexterity Surgical, Inc
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of September 30, 2007

	DEXT	Rise and Grow	ZBDT	ZYTX	Proforma Adjustment	Proforma Total
Assets						
Current						
Cash and Cash equivalents	-	-	-	2,188,568		2,188,568
Accounts receivable	-	-	-	1,691,539		1,691,539
Other receivables	-	-	-	221		221
Prepayment and deposit	-	-	1,132	17,678		18,810
Amount due from a related company				645,737		645,737
Deferrd tax assets	-	-	-	4,264		4,264
Total Current Assets	-	-	1,132	4,548,007	-	4,549,139
Equipment, net	-	-	-	87,259		87,259
Total Assets	-	-	1,132	4,635,266	-	4,636,398
Liabilities						
Current						
Accounts payable	-	-		4,268		4,268
Other payables and accrued liabilities	-	965	1,619	28,842		31,426
Taxes payable	-	-	-	771,033		771,033
Amount due to a director	-	-	1,624	-		1,624
Deferred tax liabilities	-	-	-	36		36
Deferred revenue	-	-	-	18,727		18,727
Total Current Liabilities	-	965	3,243	822,906	-	827,114
COMMITMENTS						
Shareholders' Equity						
Common Stock, $.001 par value 100,000,000 shares authorized; 40,000,000 shares issued and outstanding	25,030	-	-	-	14,970	40,000
Common Stock, $0.13 (or HK$1) par value 10,000 shares authorized; 1 share issued and outstanding	-	-	-	-	-	-
Additional paid-in capital (deficit)	(25,030)	-	-	-	111,390	86,360
Registered Captial	-	-	-	126,360	(126,360)	-
Retained Earnings	-	(999)	(2,097)	3,610,887		3,607,791
Accumulated other comprehensive income	-	34	(14)	75,113		75,133
Total Shareholders' Equity	-	(965)	(2,111)	3,812,360	-	3,809,284
Total Liabilities and Shareholders' Equity	-	-	1,132	4,635,266	-	4,636,398

See accompanying notes to the unaudited pro forma condensed consolidated financial statements

Dexterity Surgical, Inc
Unaudited Pro Forma Condensed Consolidated Statement of Income and Comprehensive Income
For The Three Months Ended September 30, 2007

	DEXT	Rise and Grow	ZBDT	ZYTX	Proforma Adjustment	Proforma Total
REVENUE, NET	-	-	-	2,346,689		2,346,689
COST OF SALES	-	-	-	93,104		93,104
GROSS PROFIT	-	-	-	2,253,585		2,253,585
General and administrative expenses				78,098		78,098
Selling expenses	5,500	-	-	20,716		26,216
Reimbursement of costs	(5,500)	-	-	-		(5,500)
INCOME FROM OPERATIONS	-	-	-	2,154,771		2,154,771
Interest income, net	-	-	-	1,271		1,271
INCOME FROM CONTINUING OPERATIONS BEFORE TAXATION	-	-	-	2,156,042		2,156,042
Income tax expenses	-	-	-	(323,406)		(323,406)
NET INCOME	-	-	-	1,832,636		1,832,636
OTHER COMPREHENSIVE INCOME						
Foreign currency translation gain	-	-	-	39,961		39,961
OTHER COMPREHENSVIE INCOME BEFORE INCOME TAXES	-	-	-	39,961		39,961
Income taxes related to other comprehensive income	-	-	-	(5,994)		(5,994)
OTHER COMPREHENSIVE INOMCE NET OF INCOME TAXES	-	-	-	33,967		33,967
COMPREHENSIVE INCOME	-	-	-	1,866,603		1,866,603

See accompanying notes to the unaudited pro forma condensed consolidated financial statements

DEXTERITY SURGICAL, INC
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2007

The following adjustments to the unaudited pro forma condensed consolidated financial statements are based on the assumption that the share exchange was consummated on July 1, 2007.

(a) Adjustment to reflect the share capital had the share exchange occurred on July 1, 2007. According to the share exchange agreement, at the closing date, DEXT issued 26,400,000 shares to exchange of 100% capital stock of Rise & Grow, which ultimately represents 66% of the total number of issued and outstanding shares of DEXT Common Stock. Upon consummation of the transaction contemplated herein, there should be 40,000,000 shares of DEXT's Common Stock issued and outstanding.

(b) Pro forma adjustment includes the combining of equity interests recapitalized as DEXT.

DEXTERITY SURGICAL, INC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS
FOR THE YEARS ENDED JUNE 30, 2007 AND DECEMBER 31, 2006

DEXTERITY SURGICAL, INC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
FOR THE YEARS ENDED JUNE 30, 2007 AND DECEMBER 31, 2006

Basis of Presentation

On December 18, 2007, Dexterity Surgical, Inc. ("DEXT") and the Shareholders of Rise and Grow Limited ("Rise & Grow"), (collectively, "Shareholders") closed the transactions contemplated by the Share Exchange Agreement. Pursuant to the Share Exchange Agreement, Shareholders have agreed to transfer to DEXT and DEXT has agreed to acquire from the Shareholders, all of the Share of Rise & Grow (the "Share"), which Share constitute 100% of the outstanding capital stock of Rise & Grow, in exchange for 26,400,000 shares of DEXT's Common Stock, which shares shall ultimately constitute 66% of the fully diluted outstanding shares of DEXT's Common Stock after the closing of the transactions. This share exchange transaction resulted in those Shareholders obtaining a majority voting interest in DEXT. Generally accepted accounting principles require that the company whose shareholders retain the majority interest in a combined business be treated as the acquirer for accounting purposes, resulting in a reverse acquisition. Accordingly, the share exchange transaction has been accounted for as a recapitalization of DEXT.

The unaudited pro forma condensed consolidated financial statements of DEXT in the opinion of management include all material adjustments directly attributable to the share exchange contemplated by the Agreements. The unaudited pro forma condensed consolidated statements of income (loss) and comprehensive income (loss) were prepared as if the transactions were consummated on July 1, 2006 and January 1, 2006. These unaudited pro forma condensed consolidated financial statements have been prepared for comparative purposes only and do not purport to be indicative of the results of operations which actually would have resulted had the transaction occurred on the date indicated and are not necessarily indicative of the results that may be expected in the future.

Dexterity Surgical, Inc
Unaudited Pro Forma Condensed Consolidated Statement of Income and Comprehensive Income
For the years ended June 30, 2007 and December 31, 2006

	DEXT Dec 31, 2006	ZYTX Jun 30, 2007	Proforma Adjustment	Proforma Total
REVENUE, NET	-	2,223,258		2,223,258
COST OF SALES	-	77,346		77,346
GROSS PROFIT	-	2,145,912		2,145,912
General and administrative expenses		43,150		43,150
Selling expenses	63,957	10,991		74,948
Reimbursement of costs	(63,957)	-		(63,957)
INCOME FROM OPERATIONS	-	2,091,771		2,091,771
Interest income, net	-	289		289
INCOME FROM CONTINUING OPERATIONS	-	2,092,060		2,092,060
DISCONTINUED OPERATIONS AND REORGANIZATION ITEMS:				
Income from discontinued operations	176,711	-		176,711
Gain on debt discharge of discontinued opearations, reorganization item	18,055,429	-		18,055,429
Professional fees on discontinued operations, reorganization item	(245,348)	-		(245,348)
	17,986,792	-		17,986,792
INCOME BEFORE INCOME TAXES	17,986,792	-		17,986,792
Income tax expenses	-	(313,809)		(313,809)
NET INCOME	17,986,792	1,778,251		19,765,043
OTHER COMPREHENSIVE INCOME				
Foreign currency translation gain	-	35,183		35,183
OTHER COMPREHENSVIE INCOME BEFORE INCOME TAXES	-	35,183		35,183
Income taxes related to other comprehensive income	-	(5,278)		(5,278)
OTHER COMPREHENSIVE INOMCE NET OF INCOME TAXES	-	29,905		29,905
COMPREHENSIVE INCOME	17,986,792	1,808,156		19,794,948

See accompanying notes to unaudited pro forma condensed consolidated financial statements

DEXTERITY SURGICAL, INC
UNAUDITED PRO FORMA CONSOLIDATED
STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
FOR THE YEARS ENDED JUNE 30, 2007 AND DECEMBER 31, 2006

The following adjustments to the unaudited pro forma consolidated statement of income and comprehensive income is based on the assumption that the share exchange was consummated on July 1, 2006 and January 1, 2006.

(a)Adjustment to reflect the share capital had the share exchange occurred on July 1, 2007. According to the share exchange agreement, at the closing date, DEXT issued 26,400,000 shares to exchange of 100% capital stock of Rise & Grow, which ultimately represents 66% of the total number of issued and outstanding shares of DEXT Common Stock. Upon consummation of the transaction contemplated herein, there should be 40,000,000 shares of DEXT's Common Stock issued and outstanding.